Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2025
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,616				4,616
I-joist sales volume (MELF)	54,711				54,711
Plywood sales volume (MSF 3/8")	362,779				362,779
Lumber sales volume (MBF)	19,830				19,830
LVL mill net sales price ($/CF)	$26.09				$26.09
I-joist mill net sales price ($/MELF)	$1,833				$1,833
Plywood net sales price ($/MSF 3/8")	$341				$341
Lumber net sales price ($/MBF)	$619				$619
Segment sales (000)	$415,845				$415,845
Segment income (000)	$17,709				$17,709
Segment depreciation and amortization (000)	$22,486				$22,486
Segment EBITDA (000)[1]	$40,195				$40,195
EBITDA as a percentage of sales	9.7%				9.7%
Capital spending (000)	$30,689				$30,689
Receivables (000)	$74,469
Inventories (000)	$260,464
Accounts payable (000)	$74,749

	2024
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,777	5,074	4,952	4,561	19,364
I-joist sales volume (MELF)	56,587	65,788	58,884	53,081	234,340
Plywood sales volume (MSF 3/8")	371,699	383,092	390,978	371,263	1,517,032
Lumber sales volume (MBF)	22,772	17,619	19,390	18,429	78,210
LVL mill net sales price ($/CF)	$28.75	$28.12	$27.62	$26.93	$27.87
I-joist mill net sales price ($/MELF)	$2,018	$1,961	$1,921	$1,894	$1,949
Plywood net sales price ($/MSF 3/8")	$378	$362	$333	$350	$355
Lumber net sales price ($/MBF)	$650	$751	$705	$632	$682
Segment sales (000)	$468,928	$489,823	$453,896	$419,670	$1,832,317
Segment income (000)	$71,238	$72,780	$53,853	$33,583	$231,454
Segment depreciation and amortization (000)[2]	$24,384	$22,270	$23,551	$22,998	$93,203
Segment EBITDA (000)[1]	$95,622	$95,050	$77,404	$56,581	$324,657
EBITDA as a percentage of sales	20.4%	19.4%	17.1%	13.5%	17.7%
Capital spending (000)	$19,643	$17,793	$24,771	$59,663	$121,870
Receivables (000)	$84,892	$83,445	$77,244	$55,719
Inventories (000)	$213,050	$206,198	$226,300	$245,320
Accounts payable (000)	$61,834	$66,374	$73,922	$61,800

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2023
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	3,639	4,682	4,945	4,109	17,375
I-joist sales volume (MELF)	38,711	62,950	64,125	54,015	219,801
Plywood sales volume (MSF 3/8")	405,960	439,963	389,827	363,008	1,598,758
Lumber sales volume (MBF)	31,560	32,528	31,729	29,221	125,038
LVL mill net sales price ($/CF)	$31.17	$30.14	$29.08	$29.93	$30.01
I-joist mill net sales price ($/MELF)	$2,168	$2,088	$2,035	$2,093	$2,088
Plywood net sales price ($/MSF 3/8")	$367	$365	$382	$375	$372
Lumber net sales price ($/MBF)	$724	$707	$641	$588	$667
Segment sales (000)	$437,428	$530,273	$515,225	$449,676	$1,932,602
Segment income (000)	$69,395	$104,035	$99,574	$64,128	$337,132
Segment depreciation and amortization (000)[2]	$23,790	$23,005	$23,350	$28,565	$98,710
Segment EBITDA (000)[1]	$93,185	$127,040	$122,924	$92,693	$435,842
EBITDA as a percentage of sales	21.3%	24.0%	23.9%	20.6%	22.6%
Capital spending (000)	$7,262	$12,106	$11,807	$28,185	$59,360
Receivables (000)	$77,318	$97,229	$88,688	$56,882
Inventories (000)	$232,136	$200,948	$205,111	$218,861
Accounts payable (000)	$63,275	$60,656	$69,023	$60,196

[1]Segment EBITDA is calculated as segment income before depreciation and amortization.
[2]Segment depreciation and amortization in first quarter 2024 and fourth quarter 2023 include accelerated depreciation of $2.2 million and $6.2 million, respectively, for the indefinite curtailment of lumber production assets at our Chapman, Alabama, facility.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2025
	Q1	Q2	Q3	Q4	YTD
Commodity sales[1]	36.7%				36.7%
General line sales[1]	42.6%				42.6%
EWP sales[1]	20.7%				20.7%
Total sales (000)	$1,407,116				$1,407,116
Gross margin[2]	14.7%				14.7%
Segment income (000)	$48,417				$48,417
Segment depreciation and amortization (000)	$14,362				$14,362
Segment EBITDA (000)[3]	$62,779				$62,779
EBITDA as a percentage of sales	4.5%				4.5%
Capital spending (000)	$22,431				$22,431
Receivables (000)	$438,218
Inventories (000)	$660,970
Accounts payable (000)	$438,404

	2024
	Q1	Q2	Q3	Q4	YTD
Commodity sales[1]	36.7%	35.0%	34.9%	36.7%	35.8%
General line sales[1]	41.0%	42.4%	43.8%	42.4%	42.4%
EWP sales[1]	22.3%	22.6%	21.3%	20.9%	21.8%
Total sales (000)	$1,505,021	$1,655,221	$1,567,466	$1,438,785	$6,166,493
Gross margin[2]	15.1%	14.8%	15.7%	15.8%	15.3%
Segment income (000)	$72,463	$85,400	$74,821	$70,701	$303,385
Segment depreciation and amortization (000)	$11,107	$11,741	$12,928	$13,758	$49,534
Segment EBITDA (000)[3]	$83,570	$97,141	$87,749	$84,459	$352,919
EBITDA as a percentage of sales	5.6%	5.9%	5.6%	5.9%	5.7%
Capital spending (000)[4]	$14,672	$21,904	$36,902	$34,115	$107,593
Receivables (000)	$453,083	$436,992	$386,303	$315,698
Inventories (000)	$601,546	$626,044	$566,056	$557,977
Accounts payable (000)	$412,919	$392,798	$300,978	$226,236

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2023
	Q1	Q2	Q3	Q4	YTD
Commodity sales[1]	39.7%	37.5%	37.4%	36.9%	37.8%
General line sales[1]	38.7%	39.6%	39.4%	40.4%	39.5%
EWP sales[1]	21.6%	22.9%	23.2%	22.7%	22.7%
Total sales (000)	$1,379,242	$1,636,538	$1,670,296	$1,492,614	$6,178,690
Gross margin[2]	14.8%	15.0%	15.2%	15.2%	15.0%
Segment income (000)	$69,685	$98,550	$97,076	$70,497	$335,808
Segment depreciation and amortization (000)	$7,070	$7,386	$7,781	$10,116	$32,353
Segment EBITDA (000)[3]	$76,755	$105,936	$104,857	$80,613	$368,161
EBITDA as a percentage of sales	5.6%	6.5%	6.3%	5.4%	6.0%
Capital spending (000)[5]	$22,659	$25,929	$19,135	$88,001	$155,724
Receivables (000)	$393,338	$445,991	$434,755	$344,978
Inventories (000)	$506,663	$502,085	$478,295	$493,509
Accounts payable (000)	$363,163	$390,840	$362,196	$252,144

[1]Product line sales are shown as a percentage of total Building Materials Distribution (BMD) sales.
2We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our BMD segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[3]Segment EBITDA is calculated as segment income before depreciation and amortization.
[4]During 2024, capital spending in third quarter includes approximately $20 million to purchase a previously leased BMD property in Westfield, Massachusetts.
[5]During 2023, capital spending in first quarter includes approximately $11 million to purchase a property in Kansas City, Missouri, to house a new door and millwork location and capital spending in fourth quarter includes approximately $63 million to purchase properties in West Palm Beach, Florida, and Modesto, California. Capital spending in fourth quarter 2023 excludes approximately $163 million for the acquisition of businesses and facilities, net of cash acquired.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(in thousands)

Total Boise Cascade Company

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation and amortization. Additionally, we disclose Adjusted EBITDA, which further adjusts EBITDA to exclude the change in fair value of interest rate swaps. The following tables reconcile net income to EBITDA and Adjusted EBITDA for the periods noted below:
	2025
	Q1	Q2	Q3	Q4	YTD

Net income	$40,348				$40,348
Interest expense	5,312				5,312
Interest income	(5,510)				(5,510)
Income tax provision	13,846				13,846
Depreciation and amortization	37,121				37,121
EBITDA	91,117				91,117
Change in fair value of interest rate swaps	490				490
Adjusted EBITDA	$91,607				$91,607

	2024
	Q1	Q2	Q3	Q4	YTD

Net income	$104,124	$112,292	$91,038	$68,900	$376,354
Interest expense	6,070	6,105	6,082	5,810	24,067
Interest income	(10,597)	(10,543)	(10,168)	(7,831)	(39,139)
Income tax provision	32,829	38,499	29,801	24,276	125,405
Depreciation and amortization	35,850	34,367	36,861	37,035	144,113
EBITDA	168,276	180,720	153,614	128,190	630,800
Change in fair value of interest rate swaps	220	487	866	465	2,038
Adjusted EBITDA	$168,496	$181,207	$154,480	$128,655	$632,838

	2023
	Q1	Q2	Q3	Q4	YTD

Net income	$96,733	$146,320	$143,068	$97,535	$483,656
Interest expense	6,361	6,339	6,351	6,445	25,496
Interest income	(9,685)	(11,519)	(13,760)	(13,142)	(48,106)
Income tax provision	33,275	49,447	49,005	29,666	161,393
Depreciation and amortization	31,186	30,722	31,474	39,085	132,467
EBITDA	157,870	221,309	216,138	159,589	754,906
Change in fair value of interest rate swaps	804	(333)	327	993	1,791
Adjusted EBITDA	$158,674	$220,976	$216,465	$160,582	$756,697

For additional information regarding the non-GAAP measures presented in this document, please refer to our press release announcing our first quarter 2025 financial results, a copy of which is attached as Exhibit 99.1 to our Current Report on Form 8-K furnished to the Securities and Exchange Commission on May 5, 2025.